DEBT	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
DEBT

22.	DEBT

(in thousands of $)	2014	2013
U.S. dollar denominated floating rate debt	29,500	—
U.S. dollar denominated fixed rate debt:
4.5% convertible bond due 2015	126,700	190,000
8.04% First Preferred Mortgage Term Notes	36,657	83,240
7.84% First Preferred Mortgage Term Notes	—	196,240
Unamortized discount on issuance of 7.84% First Preferred Mortgage Term Notes	—	(10,402)
Total debt	192,857	459,078
Current portion of long-term debt	(165,357)	(22,706)
Long term portion of debt	27,500	436,372

Movements in debt in each of the three years ended December 31, 2014, maybe summarized as follows:

(in thousands of $)
Balance at December 31, 2011	513,513
4.5% convertible bond - buy-back	(10,000)
Loan repayments	(19,521)
Balance at December 31, 2012	483,992
4.5% convertible bond - debt-for-equity swap	(25,000)
Loan repayments	(21,531)
Issuance of 7.84% First Preferred Mortgage Term Notes	32,019
Discount on issuance of 7.84% First Preferred Mortgage Term Notes	(12,222)
Amortization of discount on issuance of 7.84% First Preferred Mortgage Term Notes	1,820
Balance at December 31, 2013	459,078
4.5% convertible bond - buy-back	(17,800)
4.5% convertible bond - debt-for-equity swaps	(45,500)
Loan repayments	(54,732)
Loan draw downs	30,000
Effect of de-consolidation of subsidiaries - 7.84% First Preferred Mortgage Term Notes	(179,818)
Amortization of discount on issuance of 7.84% First Preferred Mortgage Term Notes	1,629
Balance at December 31, 2014	192,857

The weighted average interest rate for floating rate debt denominated in U.S. dollars was 2.8% as of December 31, 2014. The Company had no floating rate debt at December 31, 2013.

U.S. DOLLAR DENOMINATED FIXED RATE DEBT

4.5% Convertible Bonds due 2015
In March 2012, the Company purchased $10.0 million notional value of its convertible bonds for a purchase price of $5.4 million. The Company recognized a gain of $4.6 million, included in Other non-operating items, in the first quarter of 2012. After the purchase, the Company held 4.4% of the convertible bonds outstanding. The convertible bonds have been presented net of the bonds owned.

In October 2013, the Company exchanged $25.0 million notional value of its convertible bonds for an aggregate of 6,474,827 shares and a cash payment of $2.25 million. As the conversion was agreed at more favorable terms than the original bond and there was a time constraint, this was treated as an inducement and the Company recognized $12.7 million, being the difference between the fair value of the original conversion rights compared with the fair value of the induced conversion terms, as a debt conversion expense in 2013.

In October 2014, the Company purchased $17.8 million notional value of its convertible bonds for a purchase price of $16.3 million. The Company recognized a gain of $1.5 million, included in Other non-operating items, in the final quarter of 2014. After the purchase, the Company held 23.5% of the convertible bonds outstanding. The convertible bonds have been presented net of bonds owned.

In October 2014, the Company exchanged $23.0 million of the outstanding principal amount of the Company's convertible bonds for an aggregate of 8,251,724 shares, at a price of $1.45 per share, and a cash payment of $10.0 million plus accrued interest. In December 2014, the Company exchanged $22.5 million of the outstanding principal amount of the Company's convertible bonds for an aggregate of 4,744,752 shares, at a price of $2.62 per share, and a cash payment of $9.6 million plus accrued interest. The conversion price of the convertible bonds at the time of both transactions was $36.5567. As the conversions were agreed at more favorable terms than the original bond and there were time constraints, they were treated as inducements and the Company recognized the difference between the fair value of the original conversion rights compared with the fair value of the induced conversion terms, as a debt conversion expense of $41.1 million in 2014.

7.84% First Preferred Mortgage Term Notes
In July and August 2008, ITCL purchased three tranches of the Windsor Petroleum Transport Corporation 7.84% term notes on the open market. In 2013, ITCL sold its full holding of the term notes for net proceeds of $19.8 million. The difference of $12.2 million between the outstanding principal balance of $32.0 million and the net proceeds is recorded as a discount on issuance of debt. This discount is being amortized over the period of the term notes and $1.6 million was recorded as interest expense in 2014. The effective interest rate of the debt discount is 7.84%.

On July 15, 2014, the Company de-consolidated the Windsor group (see Note 5) and the outstanding balance on the term notes of $179.8 million was removed from the balance sheet. These term notes are non-recourse to the Company.

U.S. DOLLAR DENOMINATED FLOATING RATE DEBT

$60.0 million term loan facility
In June 2014, the Company entered into a $60.0 million term loan facility to part finance its two Suezmax newbuildings. The Company drew down $30.0 million in the third quarter for the vessel delivered in the second quarter and drew down $30.0 million in January 2015 upon delivery of the second newbuilding. Repayments are made on a quarterly basis, each in an amount equaling 1/60th of the amount drawn, with a balloon payment on the final maturity date in June 2017. The interest rate, based on LIBOR plus a margin, was 2.8% as of December 31, 2014.The loan agreement contains a loan-to-value clause, which could require the Company to post collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing the borrowings decrease below a required level. In addition, the loan agreement requires the vessel owning subsidiaries to maintain a certain level of free cash and maintain positive working capital and it contains a cross default provision regarding the Company's convertible loan. Failure to comply with any of the covenants could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. The Company was in compliance with all of the financial and other covenants as of December 31, 2014.

The outstanding debt as of December 31, 2014 is repayable as follows:

(in thousands of $)
Year ending December 31,
2015	165,357
2016	2,000
2017	25,500
2018	—
2019	—
Thereafter	—
192,857

U.S. DOLLAR DENOMINATED FIXED RATE DEBT

4.5% Convertible Bonds due 2015
On March 26, 2010, the Company announced the private placement of $225 million of convertible bonds and the offering of the bonds closed on April 14, 2010. The senior, unsecured convertible bonds have an annual coupon of 4.50%, which is paid quarterly in arrears and had a conversion price of $39.00. The bonds may be converted to the Company's Ordinary Shares by the holders at anytime up to 10 banking days prior to April 14, 2015. The applicable USD/NOK exchange rate has been set at 6.0448. The Company declared a dividend of $0.75 per share on May 21, 2010. The conversion price was adjusted from $39.00 to $38.0895 effective June 2, 2010 which was the date the shares traded ex-dividend. The Company declared a dividend of $0.75 per share on August 27, 2010. The conversion price was adjusted from $38.0895 to $37.0483 per share effective September 8, 2010, which was the ex-dividend date. There was no adjustment to the conversion price for the dividend of $0.25 per share, which was paid on December 21, 2010. There is no adjustment to the conversion price where such adjustment would be less than 1% of the conversion price then in effect and any adjustment not required to be made shall be carried forward and taken into account in any subsequent adjustment. On February 22, 2011 the Company announced a dividend of $0.10 per share. The conversion price was adjusted from $37.0483 to $36.5567 per share effective March 7, 2011, which was the ex-dividend date. The company declared a dividend of $0.10 per share and $0.02 per share on May 24 and August 25, 2011 respectively. The bonds are required to be redeemed at 100% of their principal amount and will, unless previously redeemed, converted or purchased and canceled, mature on April 14, 2015.The conversion price of the Company’s convertible bonds at December 31, 2014 and 2013 was $36.5567.

The Company has a right to redeem the bonds at par plus accrued interest at any time during the term of the loan, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. 3,465,849 new shares would be issued, if the bonds were converted at the current price of $36.5567.

The loan associated with our convertible bonds imposes operating and negative covenants on us and our subsidiaries. A violation of these covenants constitutes an event of default under our convertible bonds, which would, unless waived by our bondholders, provide our bondholders with the right to require the principal amounts under the convertible bonds including accrued interest and expenses due for immediate payment and accelerate our indebtedness, which would impair our ability to continue to conduct our business. The Company was in compliance with all of the covenants as of December 31, 2014.

8.04% First Preferred Mortgage Term Notes
The 8.04% First Preferred Mortgage Term Notes due 2019 are subject to redemption through the operation of mandatory sinking funds according to the schedule of sinking fund redemption payments set forth below.  The sinking fund redemption price is 100% of the principal amount of Term Notes being redeemed, together with accrued and unpaid interest to the date fixed for redemption.

In January 2015, a wholly-owned subsidiary of the Company repaid the full outstanding balance of $36.7 million following the sale of the Ulriken. Repayment was made from the net sale proceeds and restricted cash held by subsidiaries of ITCL.

Assets pledged

(in thousands of $)	2014	2013
Vessels, net,	55,812	263,367
Restricted cash and investments	38,560	66,249

At December 31, 2014, one vessel was pledged as security for the $60.0 million term loan facility and restricted cash and investments were pledged as security for the 8.04% First Preferred Mortgage Term Notes.

At December 31, 2013, six vessels and restricted cash and investments were pledged as security for the 7.84% and 8.04% First Preferred Mortgage Term Notes.